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                                                               ERNST & YOUNG LLP


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



We hereby consent to the reference to our firm under the caption "Independent Public Accountants" in the Statement of Additional Information and use of our report dated February 17, 2000 on the financial statements of First Fortis Life Insurance Company in this Post-Effective Amendment No. 11 (Form N-4 No. 33-71686) to the Registration Statement and related Prospectus and Statement of Additional Information of First Fortis Life Insurance Company for the registration of flexible premium deferred combination variable and fixed annuity contracts.

Minneapolis, Minnesota                                     /s/ Ernst & Young LLP
April 17, 2002